_                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2006

                        First Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)

           Maryland                     0-50820                 20-4797391
----------------------------    ------------------------    -----------------
(State or other jurisdiction     ( Commission File No.)      (IRS Employer
     of incorporation)                                     Identification No.)



300 St. Louis Street, Edwardsville, Illinois                        62025
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 8.01.    Other Events.

     On July 25, 2006, the Board of Directors of First Clover Leaf Financial Corp. (the "Company") declared a cash dividend on the Company's common stock of $0.06 per share for the quarter ended June 30, 2006. The dividend will be payable to stockholders of record as of August 18, 2006 and is expected to be paid on August 25, 2006.

     A copy of the press release dated July 26, 2006, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.    Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.                Description
                  -----------                -----------
                           99                Press release dated July 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  July 26, 2006          By: /s/ Darlene F. McDonald
                                  --------------------------------------------
                                  Darlene F. McDonald
                                  Chief Financial Officer